UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 9, 2020

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14201 Dallas Parkway

Dallas, Texas 75254

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	New York Stock Exchange
6.875% Senior Notes due 2031	THC31	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 10, 2020, Tenet Healthcare Corporation (the “Company”) announced that subsidiaries of USPI Holding Company, Inc. (“USPI”), in which the Company owns 95% of the voting common stock, will acquire majority ownership interests in a portfolio of up to 45 ambulatory surgical centers located in Arizona, Florida, Indiana, Louisiana, Maryland, Ohio, New Hampshire, Texas and Wisconsin (the “Centers”) except for two Centers in which USPI will own a minority interest. USPI has completed the acquisition of a majority of the 45 Centers and expects to complete the acquisition of the remainder of the portfolio by the end of 2020, pending the finalization of documentation and the receipt of certain state approvals. Under the terms of the acquisition purchase agreements, subsidiaries of USPI acquire all of Surgical Center Development #3, LLC’s ownership interest in the Centers, as well as a portion of the ownership interest of certain physician partners in each of the applicable Centers. The aggregate purchase price for the ownership interests in the Centers is approximately $1.1 billion, funded with cash on hand, and the assumption of approximately $18 million of Center-level debt. The acquisition purchase agreements contain customary representations, warranties, covenants and indemnities by each party. USPI will provide management services to each of the Centers pursuant to the terms of a management services agreement.

The Company received permission from the Securities and Exchange Commission to omit separate audited financial statements for each of the Centers under Rule 3-05 of Regulation S-X, and the related pro forma information.

Item 7.01.	Regulation FD Disclosure.

On December 10, 2020, the Company issued a press release announcing the acquisition. The press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 10, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: December 10, 2020

	By:	/s/ Audrey Andrews
	Name:	Audrey Andrews
	Title:	Executive Vice President, General Counsel and Corporate Secretary